Exhibit 10.13

Form of Lock-Up Agreement

July __, 2010

Brean Murray, Carret & Co., LLC
570 Lexington Avenue
New York, NY 10022

Ladies and Gentlemen:

The undersigned understands that Brean Murray, Carret & Co., LLC, as representative for the underwriters (“Brean Murray”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with China SLP Filtration Technology, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Offering”) by the Company of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”).

In consideration of the foregoing, and in order to induce you and other underwriters to act as underwriters in the Offering, the undersigned hereby irrevocably agrees that it will not, without the prior written consent of Brean Murray for a period of __ days from the date that the Registration Statement becomes effective (the “Lock-Up Period”), directly or indirectly, (i) offer, sell (including “short” selling), assign, transfer, encumber, pledge, register, contract to sell, grant an option, right or warrant to purchase, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), announce the intention to sell, sell any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of any shares of Common Stock or securities, options or rights convertible or exchangeable into, or exercisable for, Common Stock held of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act); or (ii) enter any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in either case, the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Brean Murray waives, in writing, such extension.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from and including the date that the Registration Statement becomes effective through and including the 34th day following the expiration of the 90-day period, the undersigned will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as the same may have been extended pursuant to the previous paragraph) has expired.

The undersigned further agrees that it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.  Notwithstanding anything to the contrary contained herein Brean Murray acknowledges and agrees that the shares set forth in Exhibit A are being registered for resale pursuant to the Registration Statement.

Notwithstanding the foregoing, the undersigned may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company’s Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, or if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer shares of Common Stock to any Entity which is directly or indirectly controlled by the undersigned; provided, however, that, prior to any such transfer, each transferee shall execute an agreement, satisfactory to Brean Murray pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.  For the purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.  In addition, for the avoidance of doubt, nothing in this agreement shall restrict the ability of the undersigned to purchase shares of Common Stock on the open market or exercise any option to purchase shares of Common Stock granted under any benefit plan of the Company.

The undersigned hereby waives any rights of the undersigned to sell shares of Common Stock or any other security issued by the Company pursuant to the Registration Statement.  The undersigned also hereby waives any notice requirement concerning the Company’s intention to file the Registration Statement and sell shares of Common Stock thereunder.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, held by the undersigned except in compliance with this agreement.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands and agrees that Brean Murray shall have the right to specifically enforce all of the obligations of the undersigned under this agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this agreement and to exercise all other rights granted by law.  Furthermore, the undersigned recognizes that if it fails to perform, observe, or discharge any of its obligations under this agreement, any remedy at law may prove to be inadequate relief to Brean Murray.  Therefore, the undersigned agrees that Brean Murray shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

The undersigned understands that the undersigned shall be released from all obligations under this agreement if (i) the Company or the Underwriters inform the other in writing that it does not intend to proceed with the Offering, (ii) the underwriting agreement providing for the offering (the “Underwriting Agreement”) does not become effective before December 31, 2010, (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) is terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iv) the Offering is not completed by December 31, 2010.

The undersigned agrees that if any provision of this agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this agreement shall remain in full force and effect and shall be binding upon the undersigned.

The undersigned agrees that the terms and provisions of this agreement shall be construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable therein.

Very truly yours,

(Name):

(Address)

EXHIBIT A

Name of Selling Stockholder	Number of Shares of Common Stock Beneficially Owned Prior to the Offering (1) (2)	Percentage	Maximum Number of Shares to be Sold in Offering	Number of Shares Beneficially Owned after Offering	Percentage
Newise Holdings Limited PO Box 957 Offshore Incorporations Center, Road Town, Tortola, British Virgin Islands
United Best, Room 601, Albion Plaza, 2-6 Granville Road, Tsim Sha Tsui, Kowloon, Hong Kong
Primary Capital LLC, 80 Wall Street, 5th Floor, New York NY 10005
Ming Liu 80 Dianche Street 4th Floor, Daoli District, Harbin China	100,000	*	100,000	0	-

Joseph Nemelka 159 South 975 West, Mapleton, UT 84664
Ist Orion Corp 9025 Oakwood Place, West Jordan, UT 84088	32,167	*	32,167	0	-
Lorikeet, Inc 386 North 210 East, Mapleton, UT 84664	1,000	*	1,000	0	-

Jayhawk Private Equity Fund II, LP 930 Tahoe Blvd 802-281 InclineVillage, NV 89451
Blue Earth Fund LP 1312 Cedar Street SantaMonica, CA 90405
Lumen Capital LP 265 West Trail Stamford, CT 06903
Trading Systems LLC 14 Red Tail Drive, Highlands Ranch CO 80126
Glenn A. Little 1103 Stewart Ave., Suite 200, Garden City, NY 11530
Jeffrey Grossman 35 Rochelle Dr. New City NY 10956
Grace King 1235 Park Ave New York, NY 10128
Timothy O’Donnell 160 Henry St. Apt.3B, Brooklyn, NY 11201
Sik Wing Sung 53 Braisted Avenue, Staten Island, NY 10314